SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                September 8, 2003
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                Date of report (Date of earliest event reported)


                                YOUBET.COM, INC.
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               (Exact name of Registrant as Specified in Charter)



          Delaware                    33-13789              95-4627253
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(State of Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)



              5901 De Soto Avenue, Woodland Hills, California 91367
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code (818) 668-2100
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Item 5.   Other Events.

A Demand for Arbitration dated September 8, 2003 was filed with the American Arbitration Association against the registrant by O.D.S. Technologies, L.P. dba TVG (a subsidiary of Gemstar-TV Guide, Inc.). A copy of the Demand for Arbitration is included as an exhibit. The registrant intends to vigorously defend itself in this action.


Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.
          None.

     (b)  Proforma Financial Information. None.

     (c)  Exhibits.

     99   Copy of Demand for Arbitration



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    YOUBET.COM, INC.

Date:    September 10, 2003                         By: /s/ CHARLES CHAMPION
                                                    --------------------------
                                                    Name: Charles Champion
                                                    Title:   CEO and President